EXHIBIT 99.2
PROG HOLDINGS, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL INFORMATION
SEGMENT EBITDA

Use of Non-GAAP Financial Information
This report includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. Earnings before interest expense, income taxes, depreciation on property plant and equipment, and amortization (“EBITDA”) and adjusted EBITDA are supplemental measures of our operating performance that are not calculated in accordance with U.S. GAAP.
The EBITDA and Adjusted EBITDA metrics discussed in this report are calculated as the Company and our segments’ earnings before interest expense, income taxes, depreciation on property, plant and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA also excludes restructuring charges; costs incurred related to the separation and distribution transaction; regulatory legal expenses incurred related to the FTC matter, net of insurance recoveries; and asset disposition gains. The amounts for these after-tax non-GAAP adjustments can be found in the Segment EBITDA tables below.
Management believes that EBITDA and Adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and segment performance. EBITDA and Adjusted EBITDA also provide management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance and liquidity because the measures:
•Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors.
•Are a financial measurement that is used by rating agencies, lenders and other parties to evaluate our creditworthiness.
•Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting.
The non-GAAP measures presented herein were derived from the historical operating results of the Progressive Leasing and Vive segments of the Aaron’s Holdings Company, Inc. consolidated results and from the recasted condensed consolidated statement of earnings of PROG Holdings, Inc. for the recognition of discontinued operations resulting from the separation and distribution transaction as disclosed in Exhibit 99.1. This data should be read in conjunction with the Aaron's, Inc. Annual Report on Form 10-K for the year ended December 31, 2019, the Aaron's Holdings Company, Inc. Quarterly Report on Form 10-Q for the nine months ended September 30, 2020, and the PROG Holdings, Inc. unaudited pro forma condensed consolidated financial statements included in Exhibit 99.1.
Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with U.S. GAAP, such as the Company’s U.S. GAAP basis earnings before income taxes of the Company’s segments. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner.

EXHIBIT 99.2
PROG HOLDINGS, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL INFORMATION
SEGMENT EBITDA

	(Unaudited)
	Nine Months Ended September 30, 2020
In thousands	Progressive Leasing(1)	Vive(1)	Unallocated Corporate Expenses(2)	Total
Net Loss				$(102,283)
Loss from Discontinued Operations, Net of Tax				293,605
Net Earnings - Continuing Operations				191,322
Income Taxes - Continuing Operations (3)				13,915
Pre-Tax Earnings from Continuing Operations	$232,502	$(7,873)	$(19,392)	$205,237
Depreciation	6,508	623	—	7,131
Amortization	16,262	435	—	16,697
EBITDA - Continuing Operations	$255,272	$(6,815)	$(19,392)	$229,065
Separation Costs	1,765	—	678	2,443
Legal and Regulatory Expense, Net of Recoveries	(835)	—	—	(835)
Restructuring Expenses	—	—	238	238
Adjusted EBITDA	$256,202	$(6,815)	$(18,476)	$230,911

	(Unaudited)
	Year Ended December 31, 2019
In thousands	Progressive Leasing(1)	Vive(1)	Unallocated Corporate Expenses(2)	Total
Net Earnings				$31,472
Earnings from Discontinued Operations, Net of Tax				(56,087)
Net Loss - Continuing Operations				(24,615)
Income Taxes - Continuing Operations (3)				52,228
Pre-Tax Earnings from Continuing Operations	$64,283	$(6,127)	$(30,543)	$27,613
Depreciation	8,284	805	—	9,089
Amortization	21,683	580	—	22,263
EBITDA - Continuing Operations	$94,250	$(4,742)	$(30,543)	$58,965
Legal and Regulatory Expense, Net of Recoveries	179,261	—	—	179,261
Restructuring Expenses	—	—	304	304
Adjusted EBITDA	$273,511	$(4,742)	$(30,239)	$238,530
(1)    For all periods presented, a predetermined amount of corporate overhead costs were allocated to the Progressive Leasing and Vive segments. Historical unallocated corporate overhead costs were assigned to the Aaron’s Business segment. Management currently estimates that PROG Holdings will incur corporate overhead costs of $5 million to $10 million on an annualized pre-tax basis in excess of historical allocated amounts included within the Progressive Leasing and Vive segments.
(2)     The unallocated corporate expenses reconcile the historical operating results for the Progressive Leasing and Vive segments to the PROG Holdings earnings from continuing operations reflected in Exhibit 99.1. These unallocated corporate expenses represent corporate overhead costs that were previously assigned to the Aaron's Business segment and are in addition to the overhead costs allocated to the Progressive Leasing and Vive segments for these periods. These unallocated corporate overhead expenses have been classified as continuing operations in accordance with ASC 205-20 for these periods since the costs were not directly attributable to the discontinued operations of The Aaron's Company. Post-separation with The Aaron’s Company, management estimates that PROG Holdings will not incur most of these unallocated corporate overhead costs, other than the costs in excess of historical amounts allocated to the Progressive Leasing and Vive segments noted above.
(3)    Taxes are calculated on a consolidated basis and are not identifiable by Company segments.

EXHIBIT 99.2
PROG HOLDINGS, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL INFORMATION
SEGMENT EBITDA

	(Unaudited)
	Year Ended December 31, 2018
In thousands	Progressive Leasing(1)	Vive(1)	Unallocated Corporate Expenses(2)	Total
Net Earnings				$196,210
Earnings from Discontinued Operations, Net of Tax				(70,907)
Net Earnings - Continuing Operations				125,303
Income Taxes - Continuing Operations (3)				31,496
Pre-Tax Earnings from Continuing Operations	$191,303	$(4,398)	$(30,106)	$156,799
Depreciation	6,291	852	—	7,143
Amortization	21,683	580	—	22,263
EBITDA - Continuing Operations	$219,277	$(2,966)	$(30,106)	$186,205
Gain on Sale of Building	—	(775)	—	(775)
Restructuring Reversals	—	(10)	—	(10)
Adjusted EBITDA	$219,277	$(3,751)	$(30,106)	$185,420

	(Unaudited)
	Year Ended December 31, 2017
In thousands	Progressive Leasing(1)	Vive(1)	Unallocated Corporate Expenses(2)	Total
Net Earnings				$292,536
Earnings from Discontinued Operations, Net of Tax				(79,148)
Net Earnings - Continuing Operations				213,388
Income Taxes - Continuing Operations (3)				(93,735)
Pre-Tax Earnings from Continuing Operations	$158,801	$(9,349)	$(29,799)	$119,653
Interest Expense	—	2,387	—	2,387
Depreciation	6,029	693	—	6,722
Amortization	23,019	580	—	23,599
EBITDA - Continuing Operations	$187,849	$(5,689)	$(29,799)	$152,361
Restructuring Expenses	—	471	515	986
Adjusted EBITDA	$187,849	$(5,218)	$(29,284)	$153,347
(1)    For all periods presented, a predetermined amount of corporate overhead costs were allocated to the Progressive Leasing and Vive segments. Historical unallocated corporate overhead costs were assigned to the Aaron’s Business segment. Management currently estimates that PROG Holdings will incur corporate overhead costs of $5 million to $10 million on an annualized pre-tax basis in excess of historical allocated amounts included within the Progressive Leasing and Vive segments.
(2)     The unallocated corporate expenses reconcile the historical operating results for the Progressive Leasing and Vive segments to the PROG Holdings earnings from continuing operations reflected in Exhibit 99.1. These unallocated corporate expenses represent corporate overhead costs that were previously assigned to the Aaron's Business segment and are in addition to the overhead costs allocated to the Progressive Leasing and Vive segments for these periods. These unallocated corporate overhead expenses have been classified as continuing operations in accordance with ASC 205-20 for these periods since the costs were not directly attributable to the discontinued operations of The Aaron's Company. Post-separation with The Aaron’s Company, management estimates that PROG Holdings will not incur most of these unallocated corporate overhead costs, other than the costs in excess of historical amounts allocated to the Progressive Leasing and Vive segments noted above.
(3)    Taxes are calculated on a consolidated basis and are not identifiable by Company segments.